SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2005

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-85787	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

a.	On February 11, 2005, the Registrant issued the press release titled “New England Journal of Medicine Cites Cost-effectiveness of HIV Screening Chembio Diagnostics' Rapid Test Provides Solution” included herein as Exhibit 99.1.
b.	On February 22, 2005, the Registrant issued the press release titles “Chembio Submits Two HIV Rapid Tests to the FDA for Pre-Market Approval” included herein as Exhibit 99.2.
c.	On March 10, 2005, the Registrant issued the press release titled “Chembio Submits Veterinary Tuberculosis Test to USDA” included herein as Exhibit 99.3.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

99.1	Press Release titled “New England Journal of Medicine Cites Cost-effectiveness of HIV Screening Chembio Diagnostics’ Rapid Test Provides Solution” issued February 11, 2005.
99.2    Press Release titled “Chembio Submits Two HIV Rapid Tests to the FDA for Pre-Market
Approval” issued February 22, 2005.
99.3    Press Release titled “Chembio Submits Veterinary Tuberculosis Test to USDA” issued
March 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2005            Chembio Diagnostics, Inc.

By:        /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer

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